SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report (Date of earliest event reported) March 21, 1996.


                             HEALTH MANAGEMENT, INC.
                   (Exact Name of Registrant as Specified in Charter)


      Delaware             0-18472              75-2096632
  (State or other     (Commission File       (I.R.S. Employer
  jurisdiction of          Number)           Identification No.)
  incorporation or
  organization)


        4250 Veterans Memorial Hwy, Ste 400 W., Holbrook, NY   11741
        (Address of principal executive offices)            (Zip Code)


                             (516) 981-0034
          (Registrant's telephone number, including area code)


                             Not Applicable
       (Former name, former address and former fiscal year,
                     if changed since last report.)



Item 5.  Other Events.

     On March 21, 1996 the Registrant issued a press release, a copy of which is attached as Exhibit 1 to this Form 8-K and is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.

     (c)  Exhibits

Exhibit Number                Description

     99.2           Press release dated March 21, 1996 issued by the Registrant.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              HEALTH MANAGEMENT, INC.
                              (Registrant)


Date:  March 22, 1996

                                 /s/ James Mieszala
                              Name:   James Mieszala
                              Its:    Acting President